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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2005

ALLOS THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

000-29815
(Commission File Number)

Delaware	54-1655029
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

11080 CirclePoint Road, Suite 200
Westminster, Colorado 80020
(Address of principal executive offices and Zip Code)

(303) 426-6262
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

        On January 20, 2005, Allos Therapeutics, Inc., a Delaware corporation (the "Company"), issued a press release announcing the initiation of a Phase 1 dose escalation study of its investigational drug PDX (pralatrexate) with vitamin B12 and folic acid supplementation in patients with previously-treated (Stage IIIB-IV) advanced non-small cell lung cancer (NSCLC). The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

  (c)
  Exhibits.

  99.1
  Press Release, dated January 20, 2005 entitled "Allos Therapeutics Initiates Phase 1 PDX Study in Patients with Non-Small Cell Lung Cancer".

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 20, 2005

ALLOS THERAPEUTICS, INC.
By:	/s/ MICHAEL E. HART Michael E. Hart
Its:	President and Chief Executive Officer

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  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits
SIGNATURE